Inventories	12 Months Ended
Dec. 31, 2021
Schedule Of Inventories
Inventories

14.	Inventories

	12.31.2021	12.31.2020
Crude oil	3,048	2,242
Oil products	2,495	1,925
Intermediate products	532	396
Natural gas and Liquefied Natural Gas (LNG)	349	122
Biofuels	19	30
Fertilizers	8	8
Total products	6,451	4,723
Materials, supplies and others	804	954
Total	7,255	5,677

Crude oil and LNG inventories can be traded or used for production of oil products.

Intermediate products are those product streams that have been through at least one of the refining processes, but still need further treatment, processing or converting to be available for sale.

Biofuels mainly include ethanol and biodiesel inventories.

Materials, supplies and others mainly comprise production supplies and operating materials used in the operations of the Company, stated at the average purchase cost, not exceeding replacement cost.

In the year ended December 31, 2021, the Company recognized a US$ 1 gain within cost of sales, adjusting inventories to net realizable value (a US$ 375 loss within cost of sales in the year ended December 31, 2020) primarily due to changes in international prices of crude oil and oil products.

At December 31, 2021, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, amounting to US$ 2,384, considering the prepayments made in January 2021.

14.1.	Accounting policy for inventories

Inventories are determined by the weighted average cost method adjusted to the net realizable value when it is lower than its carrying amount.

Net realizable value is the estimated selling price of inventory in the ordinary course of business, less estimated cost of completion and estimated expenses to complete its sale. Changes in sales prices after the reporting date of the financial statements are considered in the calculation of the net realizable value if they confirm the conditions existing on that reporting date.